Commitments	12 Months Ended
Dec. 31, 2019
Commitments and Guarantees [Abstract]
Commitments	COMMITMENTS
In the normal course of business, we have various commitments outstanding, certain of which are not included on our Consolidated Balance Sheet. The following table presents our outstanding commitments to extend credit along with significant other commitments as of December 31, 2019 and 2018, respectively.

Table 95: Commitments to Extend Credit and Other Commitments

In millions	December 31 2019	December 31 2018
Commitments to extend credit
Total commercial lending	$131,762	$120,165
Home equity lines of credit	16,803	16,944
Credit card	30,862	27,100
Other	6,162	5,069
Total commitments to extend credit	185,589	169,278
Net outstanding standby letters of credit (a)	9,843	8,655
Reinsurance agreements (b)	1,393	1,549
Standby bond purchase agreements (c)	1,295	1,000
Other commitments (d)	1,498	1,130
Total commitments to extend credit and other commitments	$199,618	$181,612

(a)	Net outstanding standby letters of credit include $4.1 billion and $3.7 billion at December 31, 2019 and 2018, respectively, which support remarketing programs.

(b)
Represents aggregate maximum exposure up to the specified limits of the reinsurance contracts provided by our wholly-owned captive insurance subsidiary. These amounts reflect estimates based on availability of financial information from insurance carriers. As of December 31, 2019, the aggregate maximum exposure amount comprised $1.3 billion for accidental death & dismemberment contracts and $.1 billion for credit life, accident & health contracts. Comparable amounts at December 31, 2018 were $1.3 billion and $.2 billion, respectively.

(c)	We enter into standby bond purchase agreements to support municipal bond obligations.

(d)	Includes $.6 billion and $.5 billion related to investments in qualified affordable housing projects at December 31, 2019 and 2018, respectively.

Commitments to Extend Credit
Commitments to extend credit, or net unfunded loan commitments, represent arrangements to lend funds or provide liquidity subject to specified contractual conditions. These commitments generally have fixed expiration dates, may require payment of a fee, and generally contain termination clauses in the event the customer’s credit quality deteriorates.
Net Outstanding Standby Letters of Credit
We issue standby letters of credit and share in the risk of standby letters of credit issued by other financial institutions, in each case to support obligations of our customers to third parties, such as insurance requirements and the facilitation of transactions involving capital markets product execution. Approximately 98% of our net outstanding standby letters of credit were rated as Pass at December 31, 2019, with the remainder rated as Criticized. An internal credit rating of Pass indicates the expected risk of loss is currently low, while a rating of Criticized indicates a higher degree of risk.
If the customer fails to meet its financial or performance obligation to the third party under the terms of the contract or there is a need to support a remarketing program, then upon a draw by a beneficiary, subject to the terms of the letter of credit, we would be obligated to make payment to them. The standby letters of credit outstanding on December 31, 2019 had terms ranging from less than one year to six years.
As of December 31, 2019, assets of $1.0 billion secured certain specifically identified standby letters of credit. In addition, a portion of the remaining standby letters of credit issued on behalf of specific customers is also secured by collateral or guarantees that secure the customers’ other obligations to us. The carrying amount of the liability for our obligations related to standby letters of credit and participations in standby letters of credit was $.2 billion at December 31, 2019 and is included in Other liabilities on our Consolidated Balance Sheet.